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                                                                     EXHIBIT 8.1

                              LIST OF SUBSIDIARIES

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                                                                    ADDITIONAL NAME(s) UNDER WHICH THE
                                        JURISDICTION OF                    COMPANY CARRIES ON
          NAME OF SUBSIDIARY             INCORPORATION                          BUSINESS
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
Dialogue Distribution Limited           UK

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Farnell Electronic Components Ltd       UK                       Farnell, Farnell InOne, Onecall
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Farnell Electronic Components Pty Ltd   Australia                Farnell, Farnell InOne
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Farnell Electronic Components Limited   New Zealand              Farnell, Farnell InOne
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Farnell InOne GmbH                      Germany                  Farnell, Farnell InOne

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Farnell Danmark AS                      Denmark                  Farnell, Farnell InOne, Kent Industries

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Oy Farnell (Finland) AB                 Finland                  Farnell, Farnell InOne
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Farnell Components AB                   Sweden                   Farnell, Farnell InOne

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Farnell AG                              Switzerland              Farnell, Farnell InOne

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Farnell Components Limited (Ireland)    Eire                     Farnell, Farnell InOne

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Farnell (France) SAS                    France                   Farnell, Farnell InOne

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Farnell (Netherlands) BV                Netherlands              Farnell, Farnell InOne

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Farnell-Newark InOne                    Brazil                   Farnell, Farnell-Newark InOne
Distribuidora de Componentes
Eletronicos Ltda.

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Farnell Components Pte Ltd              Singapore                Farnell, Farnell InOne

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Farnell Components (M)                  Malaysia                 Farnell, Farnell InOne
SDN BHD

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Farnell Components (HK) Ltd             Hong Kong                Farnell, Farnell InOne

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Farnell Components SL                   Spain                    Farnell, Farnell InOne

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Farnell (Belgium) NV                    Belgium                  Farnell, Farnell InOne

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Combined Precision Components PLC       UK                       CPC

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Premier Farnell [Ireland]               Ireland

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Premier Farnell Holding Inc.            Delaware, USA

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Farnell Holding BV                      Belgium

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Farnell Holding Limited                 UK

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Farnell Overseas                        UK

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Premier Farnell International           Luxembourg
S.a.r.l.

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Premier Farnell Corp.                   Delaware, USA

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

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
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                                                                   ADDITIONAL NAME(s) UNDER WHICH THE
                                         JURISDICTION OF                  COMPANY CARRIES ON
         NAME OF SUBSIDIARY               INCORPORATION                         BUSINESS
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
Newark Electronics Corporation         Illinois, USA

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Newark Corporation                     Indiana, USA             Cadillac Electric, Newark InOne

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Buck & Hickman Limited                 UK                       BuckHickman InOne

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MCM Electronics, Inc.                  Delaware, USA            MCM, an InOne company

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Premier Farnell, LLC                   Delaware, USA            Akron Brass, Maintenance, Inc., TPC Wire
                                                                & Cable
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Premier Farnell Canada Limited         Ontario, Canada          Akron Manufacturing, TPC Wire & Cable

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NV Premier Industrial Belgium SA       Belgium                  Kent, Rotanium

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Premier Industrial Deutschland GmbH    Germany                  Kent Industries, Rotanium Products

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Premier Industrial Holland BV          Holland                  Rotanium Products, Kent Industries,
                                                                Certanium
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Premier Industrial France SARL         France                   Kent, Kent Automotive, Kent Industrial,
                                                                Kent Industries, Kent Bike, Rotanium,
                                                                Rotanium Products, Certanium, Certanium
                                                                Alloys
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Premier Industrial Italia Srl          Italy                    Kent

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Premier Industrial (UK) Ltd            UK                       Kent Industries

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Premierco Espana SL                    Spain                    Kent Industries

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TPC Wire and Cable de Mexico S. de     Mexico                   TPC Wire & Cable
RL de CV
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Premier Farnell Electronics de         Mexico                   Newark InOne
Mexico S de R.L. de C.V.
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Premier Farnell de Mexico S. de R.L.   Mexico
de C.V.
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TPC Wire and Cable Services de         Mexico
Mexico S. de R.L. de C.V.
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Premier Farnell Electronic Services    Mexico
de Mexico S. de R.L. de C.V.
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Premier Farnell Asia Pte Limited       Singapore

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Farnell Components (Israel) Limited    Israel
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Premier Farnell International France   France
SAS

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Premier Farnell Finance Limited        Eire
(Ireland)
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Premier Farnell Foreign Sales          U.S. Virgin Islands
Corporation Inc.
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Premier Farnell Properties Inc.        Ohio, USA

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Pre Co., Inc.                          Delaware, USA

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Premier Farnell Service Corporation    Ohio, USA

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Farnell Finance Limited                UK

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